                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


April 15, 1997


Dear Shareholders:

The past 10 months have been difficult for The Perkins Opportunity Fund. After several years of strong performance the Fund's NAV made a high of $23.81 on 5/24/96. At that point in time, the Fund was up 273% since its February 1993 inception. Subsequently, the NAV has declined to $12.58 on 3/31/97, a drop of 44% from the top, after distributions. This is a result of the extreme under-performance of small aggressive growth stocks, which started during the May-July 1996 market decline. While most indexes moved significantly higher into March, led by large cap stocks, small company growth stocks have continued to decline. As a result, these small company stocks have become more and more undervalued on a fundamental basis relative to large company stocks. This cycle will change at some point, that we can count on, and when it does, we believe the Fund will again enjoy the kind of positive performance it has in the past. The down cycle for small stocks has already lasted nearly a year and we are seeing signs that a change may be at hand. These include the recent introduction of new micro-cap funds by a number of large fund groups. We have also seen studies by market analysts that show the level of small stock undervaluation is currently at or beyond the levels of important turning points in the past.

For those shareholders who bought at higher prices, we also feel your discomfort. This, however, is the reason we have said that the Fund is only appropriate for long term investors. It is very difficult to time the market and volatility is one thing that can always be counted on. The trade-off for higher potential returns over the long term is putting up with volatility. This is even more true for aggressive growth funds, which are more volatile than the market.

As bottom-up stock pickers, we have not changed our investment approach. We continue to search for new opportunities and monitor our holdings as we always have. The Fund owns shares in many unique companies which we feel have the potential to be long-term winners. The table on the following page shows the Fund's returns by quarter and since inception compared to several popular indices.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


-----------------------------------------------------------------------------------------------------------
                            THE PERKINS          S & P         DOW JONES          NASDAQ            RUSSELL
                            OPPORTUNITY           500         INDUSTRIAL         COMPOSITE           2000
CALENDAR PERIOD                FUND              INDEX           INDEX             INDEX             INDEX
-----------------------------------------------------------------------------------------------------------
First Quarter 1993             6.13%             4.33%            3.37%             4.00%            4.68%
Second Quarter 1993            4.90%              .41%            3.08%             2.00%            1.81%
Third Quarter 1993            16.23%             2.67%            1.84%             8.36%            8.39%
Fourth Quarter 1993            7.82%             2.33%            6.31%             1.84%            2.23%

First Quarter 1994              .58%            (3.83%)          (2.51%)           (4.29%)          (2.78%)
Second Quarter 1994           (9.81%)             .35%             .39%            (5.04%)          (6.99%)
Third Quarter 1994            26.89%             4.98%            6.74%             8.26%            6.59%
Fourth Quarter 1994            (.22%)            (.04%)            .51%            (1.61%)          (2.25%)

First Quarter 1995            21.49%             9.77%            9.17%             8.68%            4.16%
Second Quarter 1995           17.76%             9.40%           10.30%            14.22%            8.77%
Third Quarter 1995            18.42%             8.06%            5.77%            11.79%            9.43%
Fourth Quarter 1995             .54%             5.99%            7.50%              .82%            1.80%

First Quarter 1996             7.79%             5.39%            9.81%             4.68%            4.68%
Second Quarter 1996           11.25%             4.42%            1.76%             7.59%            4.79%
Third Quarter 1996           (11.82)%            3.13%            4.63%             3.54%            (.07)%
Fourth Quarter 1996          (12.36)%            8.37%           10.75%             5.23%            4.68%

First Quarter 1997           (17.35)%            2.67%            2.14%            (5.37)%          (5.53)%

Annualized since              19.61%            17.56%           21.30%            16.03%           11.37%
 2-18-93 inception
-----------------------------------------------------------------------------------------------------------

In closing, we thank you for your continued support.

Sincerely,


/s/ Richard W. Perkins      /s/ Daniel S. Perkins     /s/ Richard C. Perkins

Richard W. Perkins, C.F.A.  Daniel S. Perkins, C.F.A. Richard C. Perkins, C.F.A.
President                   Vice President            Vice President

Results shown are past performance which should not be regarded as an indication of future returns. The value of the Fund's shares and their return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's average annual total return, after maximum sales charge of 4.75%, for the period from inception on February 18, 1993 through March 31, 1997 was 18.21% and for the one year period ended on that date was (32.31)%.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND



                            PERKINS OPPORTUNITY FUND
                       Value of $10,000 vs. S&P 500 Index


                       Annual Average Total Return Periods
                              Ended March 31, 1997

                       1 Year          Inception (2/18/93)
                       -32.31%               18.21%


                  Perkins         S&P 500
              Opportunity Fund     Index
              ----------------    -------

2/17/93       10,000              10,000
3/31/93       10,108              10,491
6/30/93       10,603              10,534
9/30/93       12,324              10,813
12/31/93      13,288              11,067
3/31/94       13,365              10,643
6/30/94       12,053              10,681
9/30/94       15,294              11,213
12/31/94      15,260              11,208
3/31/95       18,540              12,299
6/30/95       21,833              13,472
9/30/95       25,856              14,541
12/31/95      25,996              15,415
3/31/96       28,020              16,245
6/30/96       31,173              16,963
9/30/96       27,488              17,495
12/31/96      24,090              18,959
3/31/97       19,911              19,466


Results shown are past performance which should not be regarded as an indication of future returns. The value of the Fund's shares and their return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's average annual return, before maximum sales charge of 4.75%, from the period from inception on February 18,1993 through March 31, 1997 was 19.61% and for the one year period ended on that date was -28.94%.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND



SCHEDULE OF INVESTMENTS AT MARCH 31, 1997

======================================================================================
      Shares         COMMON STOCKS: 86.3%                                 Market Value
--------------------------------------------------------------------------------------

                     BUSINESS SERVICES: 16.4%
       87,500        Appliance Recycling Centers of America, Inc.(a) ..     $  240,625
       37,000        Autobond Acceptance Corp. ........................        171,125
       50,000        CorVel Corp. .....................................      1,250,000
       40,000        Deluxe Corp.* ....................................      1,295,000
      300,000        Educational Alternatives, Inc. ...................      1,143,750
      437,500        Health Fitness Physical Therapy, Inc.(a) .........      1,093,750
      145,500        Health Risk Management, Inc. .....................      1,509,563
      125,000        Hooper Holmes, Inc.* .............................      2,125,000
      450,000        Integrated Security Systems, Inc.(a) .............        928,125
       90,000        Intranet Solutions, Inc. .........................        416,250
      100,000        Raytel Medical Corp. .............................      1,050,000
      275,000        Reality Interactive, Inc.(a) .....................        189,062
      100,000        Streicher Mobile Fueling, Inc. ...................        912,500
                                                                            ----------
                                                                            12,324,750
                                                                            ----------
                     COMPUTER - LOCAL NETWORKS: 1.6%
       40,000        Digi International, Inc. .........................        285,000
      119,000        Interphase Corp. .................................        952,000
                                                                            ----------
                                                                             1,237,000
                                                                            ----------
                     COMPUTER - MEMORY DEVICES: 2.3%
      150,000        Ciprico, Inc. ....................................      1,706,250
                                                                            ----------

                     COMPUTER - PERIPHERAL EQUIPMENT: 3.1%
      200,000        Check Technology Corp. ...........................      1,450,000
      270,000        Digital Biometrics, Inc. .........................        556,875
       40,000        Overland Data, Inc. ..............................        200,000
      100,000        RSI Systems, Inc. ................................        112,500
                                                                            ----------
                                                                             2,319,375
                                                                            ----------
                     COMPUTER SERVICES: 2.8%
      200,000        En Pointe Technologies, Inc. .....................      2,100,000
                                                                            ----------

                     COMPUTER - SOFTWARE: 5.5%
    1,550,000        Delphi Information Systems, Inc. .................      1,550,000
      400,000        Fourth Shift Corp. ...............................      1,500,000


See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


SCHEDULE OF INVESTMENTS AT MARCH 31, 1997, CONTINUED

==============================================================================
     Shares                                                       Market Value
------------------------------------------------------------------------------

                    COMPUTER - SOFTWARE, CONTINUED
     168,750        IVI Publishing, Inc. .....................      $  485,156
     115,000        Onelink Communications, Inc. .............         186,875
      79,305        Liferate Systems, Inc. ...................         218,089
      25,000        TRO Learning, Inc. .......................         203,125
                                                                    ----------
                                                                     4,143,245
                                                                    ----------
                    CONSUMER PRODUCTS - MISCELLANEOUS: 2.7%
      40,000        Department 56, Inc. ......................         695,000
     100,000        Lamaur Corp. .............................         362,500
     300,000        Minnesota Brewing Co.(a) .................       1,012,500
                                                                    ----------
                                                                     2,070,000
                                                                    ----------
                    ELECTRICAL PRODUCTS - MISCELLANEOUS: 7.8%
      62,800        Ametek, Inc.* ............................       1,326,650
     550,000        Destron Fearing Corp. ....................       1,168,750
     410,000        Micro Component Technology, Inc.(a) ......       1,076,250
      60,000        Microtest, Inc. ..........................         270,000
     100,000        Sheldahl, Inc. ...........................       2,062,500
                                                                    ----------
                                                                     5,904,150
                                                                    ----------
                    FINANCIAL SERVICES - MISCELLANEOUS: 3.2%
      60,000        TCF Financial Corp.* .....................       2,377,500
                                                                    ----------

                    LEISURE - GAMING: 3.9%
     250,000        Acres Gaming, Inc. .......................       1,187,500
     126,000        American Wagering, Inc. ..................         976,500
     150,000        Innovative Gaming Corporation of America .         750,000
                                                                    ----------
                                                                     2,914,000
                                                                    ----------
                    MEDICAL - BIOMED/GENETICS: 0.8%
     100,000        Somatogen, Inc. ..........................         612,500
                                                                    ----------

                    MEDICAL - ETHICAL DRUGS: 2.1%
     290,000        Orphan Medical, Inc. .....................       1,595,000
                                                                    ----------


See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


SCHEDULE OF INVESTMENTS AT MARCH 31, 1997, CONTINUED

===================================================================================
     Shares                                                            Market Value
-----------------------------------------------------------------------------------

                   MEDICAL - PRODUCTS: 18.0%
      200,000      ATS Medical, Inc. ................................   $ 1,350,000
      200,000      Barringer Technologies, Inc. .....................     1,850,000
      130,000      CardioThoracic Systems, Inc. .....................     2,762,500
      600,000      Everest Medical Corp.(a) .........................     1,425,000
      500,000      InnerDyne Medical, Inc. ..........................     1,187,500
      100,000      Ion Laser Technology, Inc. .......................       825,000
      150,000      LecTec Corp. .....................................       900,000
      125,000      Optical Sensors, Inc. ............................       937,500
      300,000      Spectranetics Corp. ..............................       768,750
      245,000      SpectraScience, Inc.(a) ..........................       888,125
       30,000      Zygo Corp. .......................................       682,500
                                                                        -----------
                                                                         13,576,875
                                                                        -----------
                   RETAIL - MISCELLANEOUS/DIVERSIFIED: 5.4%
      150,000      Funco, Inc. ......................................     2,100,000
      200,000      Moovies, Inc. ....................................     1,100,000
      100,000      Skymall, Inc. ....................................       850,000
                                                                        -----------
                                                                          4,050,000
                                                                        -----------
                   RETAIL - RESTAURANTS: 4.9%
      100,000      Daka International, Inc. .........................       637,500
      100,000      Famous Dave's of America, Inc. ...................       912,500
      300,000      Michigan Brewery, Inc.(a) ........................       600,000
      235,000      Roadhouse Grill, Inc. ............................     1,204,375
      150,000      Woodroast Systems, Inc. ..........................       300,000
                                                                        -----------
                                                                          3,654,375
                                                                        -----------
                   TELECOMMUNICATIONS - EQUIPMENT AND SERVICES: 5.8%
       50,000      Intervoice, Inc. .................................       537,500
      100,000      Mosaix, Inc. .....................................     1,275,000
      100,000      Norstan, Inc. ....................................     1,550,000
      300,000      Racotek, Inc. ....................................       975,000
                                                                        -----------
                                                                          4,337,500
                                                                        -----------
                   Total Common Stocks (cost $88,348,704) ...........    64,922,520
                                                                        -----------


See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


SCHEDULE OF INVESTMENTS AT MARCH 31, 1997, CONTINUED

===============================================================================================
     Shares         PREFERRED STOCK - CONVERTIBLE: 1.0%                            Market Value
-----------------------------------------------------------------------------------------------

                    MEDICAL - PRODUCTS
      62,500        Diametrics Medical, Inc.** (cost $1,000,000) ...............     $  717,937
                                                                                     ----------

                    PREFERRED STOCK - NON-CONVERTIBLES: 1.6%
-----------------------------------------------------------------------------------------------

                    COMPUTER - SOFTWARE
     500,000        Insignia Systems** (cost $1,062,500) .......................      1,175,500
                                                                                     ----------

                    CORPORATE BONDS - CONVERTIBLE: 0.8%
-----------------------------------------------------------------------------------------------

                    COMPUTER - SOFTWARE
     731,250        IVI Publishing, Inc., 9.0%, 11/22/1999** (cost $731,250) ...        600,671
                                                                                     ----------

                    WARRANTS: 0.6%
-----------------------------------------------------------------------------------------------

                    BUSINESS SERVICES - MISCELLANEOUS: 0.0%
      62,500        Health Fitness/Physical Therapy, Inc., Exp. 4/4/1999**(a) ..              0
                                                                                     ----------

                    COMPUTER - SOFTWARE: 0.0%
   1,400,000        Delphi Information Systems, Inc., Exp. 4/17/1999 ...........              0
     275,000        Reality Interactive, Inc., Exp. 4/10/2000(a) ...............         17,188
                                                                                     ----------
                                                                                         17,188
                                                                                     ----------
                    LEISURE - GAMING: 0.0%
      25,000        Canterbury Park Holding Corp., Exp. 11/18/1998 .............          7,812
                                                                                     ----------

                    MEDICAL - PRODUCTS: 0.1%
     100,000        Barringer Technologies, Inc., Exp. 11/12/1999 ..............        100,000
      62,500        Diametrics Medical, Inc., Exp. 1/27/2000** .................              0
       1,000        Work Recovery, Inc., Class B, Exp. 6/8/1997 ................              0
                                                                                     ----------
                                                                                        100,000
                                                                                     ----------
                    RETAIL - RESTAURANTS: 0.5%
     125,000        Famous Dave's of America, Inc., Exp. 10/22/2000(a) .........        292,969
     300,000        Michigan Brewery, Inc., Class A, Exp. 6/13/2000(a) .........         75,000
                                                                                     ----------
                                                                                        367,969
                                                                                     ----------
                    Total Warrants (cost $55,000) ..............................        492,969
                                                                                     ----------


See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


SCHEDULE OF INVESTMENTS AT MARCH 31, 1997, CONTINUED

========================================================================================================
Principal Amount     REPURCHASE AGREEMENT: 9.2%                                             Market Value
--------------------------------------------------------------------------------------------------------
  $6,971,225         Provident Bank Repurchase Agreement, 5.9%, dated 3/31/1997, due 4/1/1997, collateralized by $3,020,000 U.S. Treasury Note, due 5/31/1998 and $4,085,000 U.S. Treasury Note, due 5/15/2000
                     (proceeds $6,972,352) (cost $6,971,225)............................    $  6,971,225
                                                                                            ------------
                     Total Investment in Securities (cost $98,168,679++): 99.5%.........      74,880,822
                     Other Assets less Liabilities: 0.5%................................         393,516
                                                                                            ------------
                     TOTAL NET ASSETS: 100.0%...........................................    $ 75,274,338
                                                                                            ============

*Income producing security.

**Restricted security.

(a)Affiliated company (see Note 9).

++At March 31, 1997, the cost of securities for Federal tax purposes was $98,446,459. Unrealized appreciation and depreciation were as follows:

                     Gross unrealized appreciation ........................    $  2,904,867
                     Gross unrealized depreciation ........................     (26,470,504)
                                                                               ------------
                               Net unrealized depreciation ................    $(23,565,637)
                                                                               ============


See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1997
================================================================================

ASSETS
      Investments in securities, at value (identified cost $98,168,679) (Note 2-A)        $  74,880,822
      Receivables:
            Investment securities sold ...........................................              387,487
            Fund shares sold .....................................................              181,793
            Dividends and interest ...............................................               24,583
      Deferred organization costs (Note 2-D) .....................................                7,889
      Prepaid expenses ...........................................................               62,071
                                                                                          -------------
                  Total assets ...................................................           75,544,645
                                                                                          -------------

LIABILITIES
      Payables:
            Advisory fees ........................................................               70,852
            Distribution fees ....................................................               47,385
            Fund shares redeemed .................................................               77,814
      Accrued expenses ...........................................................               74,256
                                                                                          -------------
                  Total liabilities ..............................................              270,307
                                                                                          -------------

NET ASSETS  .....................................................................         $  75,274,338
                                                                                          =============

      NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
            ($75,274,338/5,983,843 shares outstanding;
            unlimited number of shares authorized without par value) .............               $12.58
                                                                                                 ======
      COMPUTATION OF OFFERING PRICE PER SHARE
            (Net asset value $12.58/.9525) .......................................               $13.21
                                                                                                 ======

COMPONENTS OF NET ASSETS
      Paid-in capital ............................................................        $ 103,648,843
      Accumulated net realized loss on investments ...............................           (5,086,648)
      Net unrealized depreciation on investments .................................          (23,287,857)
                                                                                          -------------
            Net assets ...........................................................        $  75,274,338
                                                                                          =============


See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1997
================================================================================

INVESTMENT INCOME
    Income
        Interest ...........................................................        $    639,313
        Dividends ..........................................................             107,356
                                                                                    ------------
            Total income ...................................................             746,669
                                                                                    ------------
    Expenses
        Advisory fees (Note 4) .............................................           1,152,114
        Administration fee (Note 4) ........................................             246,706
        Distribution costs (Note 5) ........................................             230,559
        Transfer agent fees ................................................             183,800
        Shareholder servicing fees (Note 6) ................................             133,335
        Custodian and accounting fees ......................................              91,367
        Registration fees ..................................................              37,253
        Reports to shareholders ............................................              33,799
        Audit fees .........................................................              22,001
        Miscellaneous fees .................................................              19,578
        Legal fees .........................................................              15,351
        Trustees' fees .....................................................               9,000
        Amortization of deferred organization costs (Note 2-D) .............               8,651
        Insurance fees .....................................................               4,460
                                                                                    ------------
             Total expenses ................................................           2,187,974
                                                                                    ------------
                   NET INVESTMENT LOSS .....................................          (1,441,305)
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
            Net realized loss from security transactions ...................            (145,477)
            Net change in unrealized depreciation on investments ...........         (38,322,304)
                                                                                    ------------
                  Net realized and unrealized loss on investments ..........         (38,467,781)
                                                                                    ------------
                        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(39,909,086)
                                                                                    ============



See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


STATEMENT OF CHANGES IN NET ASSETS

==================================================================================================================
                                                                                  Year Ended           Year Ended
                                                                                   March 31,            March 31,
                                                                                     1997                 1996
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss ........................................................     $ (1,441,305)         $  (600,653)
Net realized (loss) gain from security transactions ........................         (145,477)           3,872,910
Net change in unrealized depreciation on investments .......................      (38,322,304)          13,678,855
                                                                                 ------------          -----------
      NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......      (39,909,086)          16,951,112
                                                                                 ------------          -----------

DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain from security transactions ...............................       (6,511,345)          (2,443,963)
                                                                                 ------------          -----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)       29,413,017           65,289,955
                                                                                 ------------          -----------
      TOTAL (DECREASE) INCREASE IN NET ASSETS ..............................      (17,007,414)          79,797,104

NET ASSETS:
Beginning of year ..........................................................       92,281,752           12,484,648
                                                                                 ------------          -----------
END OF YEAR  (including accumulated net investment loss of $1,441,305
  and $0, respectively) ....................................................     $ 75,274,338          $92,281,752
                                                                                 ============          ===========


(a) A summary of capital share transactions is as follows:

                                                                 Year Ended                        Year Ended
                                                               March 31, 1997                    March 31, 1996
                                                       ----------      ------------      ----------       ------------
                                                         Shares           Value            Shares             Value
                                                       ----------      ------------      ----------       ------------
Shares sold ......................................      7,051,945       $91,519,504       4,854,066*       $81,019,266
Shares issued in reinvestment of distributions....        374,001         6,141,789         136,058*         2,238,230
Shares redeemed ..................................     (3,899,033)      (68,248,276)     (1,034,312)*      (17,967,541)
                                                       ----------       -----------      ----------        -----------
Net increase .....................................      3,526,913       $29,413,017       3,955,812*       $65,289,955
                                                       ==========       ===========      ==========        ===========

*Per share value reflects 2-for-1 stock split. See Note 8.



See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

==============================================================================================================================
                                                                                                                Feb. 18, 1993*
                                                                          Year Ended March 31,                      through
                                                           --------------------------------------------------       March 31,
                                                              1997         1996++       1995++        1994++         1993++
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..............        $18.78         $13.03       $10.37        $ 7.96       $ 7.50
Income from investment operations:
      Net investment loss .........................          (.24)          (.12)        (.13)         (.13)        (.01)
      Net realized and unrealized gain (loss)
        on investments ............................         (4.98)          6.66         3.79          2.70           .47
                                                           ------         ------       ------        ------       -------
Total from investment operations ..................         (5.22)          6.54         3.66          2.57           .46
                                                           ------         ------       ------        ------       -------
Less:
      Distributions from net capital gains ........          (.98)          (.79)       (1.00)         (.16)          -0-
                                                           ------         ------       ------        ------       -------
Net asset value, end of period ....................        $12.58         $18.78       $13.03        $10.37       $ 7.96
                                                           ======         ======       ======        ======       ======
Total return ......................................        (28.94)%        51.29%       38.72%        32.22%       28.37%+
Ratios/supplemental data:
Net assets, end of period (millions) ..............         $75.3         $92.3        $12.5         $  3.3       $  1.0
Ratio of expenses to average net assets:
      Before expense reimbursement ................          1.90%          1.97%        3.08%          5.14%       13.15%+
      After expense reimbursement .................          1.90%          1.97%        2.63%          2.49%        2.42%+
Ratio of net investment loss to average net assets:
      Before expense reimbursement ................         (1.25%)        (1.16%)      (2.76%)        (4.93%)     (12.38%)+
      After expense reimbursement .................         (1.25%)        (1.16%)      (2.31%)        (2.28%)      (1.65%)+
Portfolio turnover rate ...........................         86.88%         92.45%      124.86%         90.63%       15.15%

Average commission rate paid per share+++ ..........       $.0608            --            --             --           --

*Commencement of operations.

+Annualized.

++Per share data has been restated to give a 2-for-1 stock split to shareholders of record as of the close on June 3, 1996.

+++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


See accompanying Notes to Financial Statements.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 1997
================================================================================

NOTE 1 - ORGANIZATION

      The Perkins Opportunity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is capital appreciation. The Fund began operations on February 18, 1993.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses.

      D. Deferred Organization Costs. The Fund has incurred expenses of $20,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight line basis through the period ending February 17, 1998.

      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


NOTES TO FINANCIAL STATEMENTS, CONTINUED
================================================================================

NOTE 3 - RESTRICTED SECURITIES

      On March 31, 1997, the Fund held restricted securities (i.e., securities which may not be publicly sold without registration under the Securities Act or without an exemption under that Act). These securities are valued at fair value as determined by the Board of Trustees, giving consideration to credit quality, dividend rate, if any, projected earnings and marketability of the securities of comparable issuers. On March 31, 1997, and on the date of acquisition, there were no market quotations available for unrestricted securities of the same class. Dates of acquisition and cost of restricted securities are as follows:

                                                                            Per Unit Value
                                                     Acquisition Date         at 3-31-97                 Cost
                                                    ------------------      --------------            ----------
Diametrics Medical, Inc.                             January 29, 1997          $11.49                 $1,000,000
Diametrics Medical, Inc. Warrants                    January 29, 1997               0                          0
Health Fitness/Physical Therapy, Inc. Warrants       April 4, 1995                  0                          0
Insignia Systems, Inc.                               January 16, 1997            2.35                  1,062,500
IVI Publishing, Inc.                                 November 22, 1996          82.14                    731,250
Work Recovery, Inc.                                  June 3, 1993                   0                          0
                                                                                                      ----------
Total restricted securities (fair value of $2,494,108 or 3.31% of net assets at March 31, 1997)       $2,793,750
                                                                                                      ==========

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended March 31, 1997, Perkins Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:


                  Under $12 million      -  $30,000
                  $12 to $50 million     -  0.25% of average net assets
                  $50 to $100 million    -  0.20% of average net assets
                  $100 to $200 million   -  0.15% of average net assets
                  Over $200 million      -  0.10% of average net assets

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


NOTES TO FINANCIAL STATEMENTS, CONTINUED
================================================================================

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 5 - DISTRIBUTION COSTS

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity.

NOTE 6 - SHAREHOLDER SERVICES FEE

      The Fund has entered into a Shareholder Services Agreement with the Advisor, under which the Fund pays servicing fees at an annual rate of up to 0.25% of the Fund's average daily net assets. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and records processing purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the year ended March 31, 1997, were $110,873,253 and $88,314,884, respectively.

NOTE 8 - CAPITAL STOCK TRANSACTIONS

      On May 14, 1996, the Board of Trustees authorized a 2-for-1 stock split, payable to shareholders of record on June 3, 1996.

NOTE 9 - INVESTMENTS IN AFFILIATES

      Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. During the year ended March 31, 1997, the Fund had the following transactions with affiliated companies:

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND



NOTES TO FINANCIAL STATEMENTS, CONTINUED
================================================================================

                                                       Shares Held
                              ---------------------------------------------------------    Value                        Realized
                              March 31,       Shares         Shares        March 31,      March 31,      Dividend         Gain/
                                1996         Purchased        Sold           1997           1997          Income         (Loss)
                                ----         ---------        ----           ----           ----          ------         ------
Appliance Recycling
  Centers of America, Inc.:     45,000         42,500              -         87,500         240,625              -              -

Everest Medical Corp.:         425,000        175,000              -        600,000       1,425,000              -              -

Health Fitness Physical
  Therapy, Inc.:               170,000        267,500              -        437,500       1,093,750              -              -

Health Fitness Physical
  Therapy, Inc. - Warrants:     62,500              -              -         62,500               -              -              -

Integrated Security
  Systems, Inc.:               129,000        321,000              -        450,000         928,125              -              -

Michigan Brewery, Inc.:              -        300,000              -        300,000         600,000              -              -

Michigan Brewery, Inc.
  - Warrants:                        -        300,000              -        300,000          75,000              -              -

Micro Component
  Technology, Inc.:            335,000         75,000              -        410,000       1,076,250              -              -

Minnesota Brewing Co.:         230,000         70,000              -        300,000       1,012,500              -              -

Reality Interactive, Inc.:           -        275,000              -        275,000         189,062              -              -

Reality Interactive, Inc.
  - Warrants:                        -        275,000              -        275,000          17,188              -              -

SpectraScience, Inc.:          238,100         33,333         26,433        245,000         888,125              -         26,613

                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================
TO THE SHAREHOLDERS OF
      PERKINS OPPORTUNITY FUND and
THE BOARD OF TRUSTEES OF
      PROFESSIONALLY MANAGED PORTFOLIOS

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Perkins Opportunity Fund (a series of Professionally Managed Portfolios, Inc.) as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 18, 1993 (commencement of operations) to March 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. Where brokers did not reply to our confirmation request, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Opportunity Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from February 18, 1993 (commencement of operations) to March 31, 1993, in conformity with generally accepted accounting principles.



                                                            TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
May 27, 1997

                                     ADVISOR
                        Perkins Capital Management, Inc.
                              730 East Lake Street
                             Wayzata, MN 55391-1769
                                  (888) PERKOPP
                                 (612) 473-8367

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                            Cincinnati, OH 45201-1118

                     TRANSFER AGENT AND SHAREHOLDER SERVICES
                      Rodney Square Management Corporation
                      1105 North Market Street, 19th Floor
                            Wilmington, DE 19890-0001
                                  (800)280-4779

                                    AUDITORS
                              Tait, Weller & Baker
                        Two Penn Center Plaza, Suite 700
                             Philadelphia, PA 19102

                                  LEGAL COUNSEL
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                             San Francisco, CA 94104


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.



                                 THE PERKINS
                     [PCM LOGO]   OPPORTUNITY
                                   FUND



                        A mutual fund seeking to provide
                         capital appreciation through a
                 continuing search for investment opportunities








                                  ANNUAL REPORT
                               TO SHAREHOLDERS FOR
                                 THE YEAR ENDED
                                 MARCH 31, 1997